UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Under § 240.14a-12
CADENCE DESIGN SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
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CADENCE DESIGN SYSTEMS, INC.
2655 SEELY AVENUE, SAN JOSE, CALIFORNIA 95134
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on Wednesday, May 7, 2008

NAME/ADDRESS IMPRINT AREA

You can view the Annual Report and Proxy
Statement of Cadence Design Systems, Inc. at:
http://bnymellon.mobular.net/bnymellon/cdns

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Dear Stockholder:
     The 2008 Annual Meeting of Stockholders of Cadence Design Systems, Inc. (the “Company”) will be held at Cadence Design Systems, Inc., 2655 Seely Avenue, Building 5, San Jose, California 95134, on Wednesday, May 7, 2008, at 1:00 p.m. Pacific time.
 Proposals to be considered at the Annual Meeting:
(1)	to elect 8 Directors to serve until the 2009 Annual Meeting of Stockholders of the Company;

(2)	to approve an amendment to the Cadence Design Systems, Inc. Amended and Restated Employee Stock Purchase Plan;

(3)	to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm; and

(4)	to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.
The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.
The Board of Directors has fixed the close of business on March 14, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

You may vote your proxy electronically or by telephone
when you view the materials on the Internet.
You will be asked to enter this 11-digit control number.

BAR CODE AREA RESTRICTED
2 3/4” x 1/2”

CONTROL NUMBER
RESTRICTED AREA
3” x 1 1/2”

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. To receive directions to the Annual Meeting, please visit our corporate website at http:/ /www.cadence.com/company/cadence_worldwide/offices.aspx?region=1
If you would like to receive a paper or e-mail copy of these documents, you must request them. Such documents will be mailed to you at no charge. Please make sure you request a copy as instructed below on or before April 23, 2008 to facilitate a timely delivery.
The following Proxy Materials are available for you to review online at: http://bnymellon.mobular.net/bnymellon/cdns
•	the Company’s 2008 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company Annual Report for the fiscal year ended December 29, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.
To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/cdns.
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY
ELECTRONICALLY OR BY TELEPHONE.
The Proxy Materials for Cadence Design Systems, Inc. are available to review at:
http://bnymellon.mobular.net/bnymellon/cdns
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY OR BY TELEPHONE.

VOTE BY INTERNET OR BY PHONE
Use the internet to vote your shares or call the number provided on the internet to vote your shares.
Have this card in hand when you access the above website.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares or call the number provided on the website to vote your shares by telephone.